Scudder Fund, Inc.

                           Scudder Money Market Series
                      Scudder Tax Free Money Market Series
                     Scudder Government Money Market Series

   Supplement to the Statement of Additional Information dated May 1, 1998 as revised May 6, 1998

The following information is to be added to the second paragraph of the section entitled "Yield" on page 22:

         The Fund's yield will increase to the extent that the Adviser voluntarily waives additional amounts of its management fee and will decrease to the extent that the Adviser reduces the amount of the voluntary waiver.



June 24, 1998